UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2020

Schultze Special Purpose Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38760	83-0891815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite 632 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant	SAMAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

General

On July 25, 2020, Schultze Special Purpose Acquisition Corp., a Delaware corporation (“SAMA”), Clever Leaves International Inc., a corporation organized under the laws of British Columbia, Canada (the “Company”), Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada and a wholly-owned subsidiary of the Company (“Holdco”), and Novel Merger Sub Inc., a Delaware corporation (“Merger Sub”) and a direct wholly-owned subsidiary of Holdco, entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which SAMA agreed to combine with the Company in a business combination that will result in the Company becoming a direct wholly-owned subsidiary of Holdco and SAMA becoming a direct wholly-owned subsidiary of the Company. Each of Holdco and Merger Sub are newly formed entities that were formed for the sole purpose of entering into and consummating the transactions set forth in the Business Combination Agreement. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Business Combination Agreement

Structure of the Proposed Transactions

(a)	The business combination is structured as a “double dummy” transaction, resulting in the following:

i. At the Arrangement Effective Time, among other matters, (A) all of the shareholders of the Company will exchange their shares in the Company (the “Company Shares”) for common shares of Holdco (“Holdco Common Shares”) and (B) certain shareholders of the Company will receive the Cash Arrangement Consideration (as defined below) pursuant to a court-approved Canadian plan of arrangement (the “Arrangement”). Immediately following the Arrangement Effective Time, the Company will be a direct wholly owned subsidiary of Holdco;

ii. At the Merger Effective Time, Merger Sub will merge with and into SAMA, with SAMA surviving such merger as a direct wholly owned subsidiary of Holdco (the “Merger”, and the surviving corporation of the Merger, the “Surviving Corporation”) and, as a result of the Merger, all of the shares of common stock of SAMA (“SAMA common stock”) will be converted into the right to receive Holdco Common Shares as set forth in the Business Combination Agreement and the warrants of SAMA will become warrants of Holdco exercisable for Holdco Common Shares on the same terms as the existing SAMA warrants (“Holdco Warrants”);

iii. Immediately following the consummation of the Merger, Holdco will contribute 100% of the issued and outstanding capital stock of the Surviving Corporation to the Company (the “Surviving Corporation Contribution”), such that, following the Surviving Corporation Contribution, the Surviving Corporation will be a direct wholly-owned subsidiary of the Company; and

iv. Immediately following the Surviving Corporation Contribution, the Company will contribute 100% of the issued and outstanding shares of NS US Holding, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, to the Surviving Corporation (together with the other transactions discussed above, the “Proposed Transactions”).

(b)	Concurrently with the execution of the Business Combination Agreement, SAMA, Holdco and the Key Company Shareholders (as defined below) entered into a Shareholder Support Agreement, pursuant to which, among other things, the Key Company Shareholders agreed to vote their Company Shares in favor of the Business Combination Agreement, the Plan of Arrangement, the Arrangement, the Company Arrangement Resolutions and the Proposed Transactions (the “Shareholder Support Agreement”), as further described below.

(c)	In addition, concurrently with the execution of the Business Combination Agreement, Schultze Special Purpose Acquisition Sponsor, LLC (“Sponsor”), SAMA, Holdco and the Company entered into the Transaction Support Agreement (the “Transaction Support Agreement”), as further described below.

(d)	The parties will also enter into an Investors’ Rights Agreement (the “Investors’ Rights Agreement”) and an Assignment, Assumption and Amendment Agreement (the “Warrant Amendment”), each as further described below, and the execution of which are closing conditions of the parties to consummate the Proposed Transactions.

Consideration

The consideration for the proposed transactions (the “Transaction Consideration”) consists of Holdco Common Shares and up to $7,500,000 in cash (the “Cash Arrangement Consideration”). The Transaction Consideration is payable to SAMA’s stockholders and the shareholders of the Company (the “Company Shareholders”) as summarized below.

Merger Consideration

At the Merger Effective Time, each share of SAMA common stock issued and outstanding immediately prior to the Merger Effective Time will automatically be converted into and exchanged for the right to receive one (1) validly issued, fully paid and nonassessable Holdco Common Share.

Arrangement Consideration

The aggregate Arrangement consideration (the “Arrangement Consideration”) will be an amount equal to (i) $229,500,000, minus (ii) Closing Company Net Debt, minus (iii) the amount, if any, by which the Company Transaction Expenses exceed the Company Transaction Expenses Cap (of $4,000,0000 plus any amounts paid or payable for the Company’s D&O Tail Policy), plus (iv) the amount, if any, by which the SPAC Transaction Expenses exceed the SPAC Transaction Expenses Cap (of $8,000,000 unless SPAC has at least $130,000,000 of cash either in or outside of the Trust Account as of Closing, including any proceeds from the PIPEs, then such cap is $12,000,000), minus (v) the Option and Warrant Value. The Arrangement Consideration minus an amount equal to the Cash Arrangement Consideration (such amount the “Arrangement Share Consideration Amount”) will be paid to the Company Shareholders in Holdco Common Shares, which will be valued at $10.00 per share, and the Cash Arrangement Consideration will be paid to certain Company Shareholders in cash. The Arrangement Share Consideration Amount and the Cash Arrangement Consideration will be allocated among the Company Shareholders pursuant to the Payment Spreadsheet and will be calculated in accordance with the calculation methodology set forth in the Business Combination Agreement.

Proxy Statement/Prospectus and Stockholder Meeting

As promptly as practicable after the execution of the Business Combination Agreement, (i) Holdco, the Company and SAMA will prepare and Holdco will file with the U.S. Securities and Exchange Commission (“SEC”) the proxy statement/prospectus (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”) to be sent to SAMA’s stockholders for the purpose of soliciting proxies for the matters to be acted upon at the special meeting of stockholders, and providing SAMA’s public stockholders an opportunity, in accordance with SAMA’s amended and restated certificate of incorporation, to have their shares of SAMA common stock redeemed (the “Redemption”), in conjunction with the stockholder vote on the proposals set forth in the Proxy Statement/Prospectus and (ii) Holdco, the Company and SAMA will prepare and Holdco will file (and the Company and SAMA will cause Holdco to file) with the SEC a registration statement on Form S-4 or such other applicable form as the Company and SAMA may agree (as amended or supplemented from time to time, the “Form S-4”), in which the Proxy Statement/Prospectus will be included, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Holdco Common Shares and Holdco Warrants to be issued in the Arrangement and the Merger.

Closing

As promptly as practicable, but in no event later than two Business Days, after the satisfaction or waiver of all of the conditions to Closing in the Business Combination Agreement and as summarized below, the parties will convene a pre-closing conference call to confirm such satisfaction or waiver, but with only the documents necessary to effect (a) a share exchange by certain shareholders of Eagle Canada Holdings, Inc., a subsidiary of the Company (“Eagle”), of their exchangeable class A common shares in Eagle for common shares of the Company in accordance with the terms and conditions of an existing Put Call Agreement (the “Eagle Share Exchange”), and (b) the Arrangement immediately following the pre-closing conference call and all other documents and agreements delivered in escrow for release on the Closing Date pending the Merger Effective Time. Immediately following the pre-closing conference call, the parties will cause the consummation of the Eagle Share Exchange and the Arrangement to become effective and then immediately after the Arrangement becomes effective at the Arrangement Effective Time, the parties will cause the Merger to be consummated which will become effective at 12:01 a.m. Vancouver, British Columbia time (or 3:01 a.m. Eastern Time), on the calendar day immediately following the consummation of the Eagle Share Exchange and the Arrangement.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of (a) the Company, (b) SAMA and (c) Holdco and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization.

The representations, warranties, agreements and covenants in the Business Combination Agreement or in any certificate, statement or instrument delivered pursuant to the Business Combination Agreement will terminate at the Merger Effective Time, except that (a) Article XI of the Business Combination Agreement (General Provisions) will survive the Merger Effective Time and (b) Section 11.01 of the Business Combination Agreement will not limit any covenant or agreement of the parties that by its terms requires performance after the Closing. Effective as of the Closing, there are no remedies available to the parties to the Business Combination Agreement with respect to any breach of the representations, warranties, covenants or agreements of the parties to the Business Combination Agreement, except, with respect to those covenants and agreements mentioned above that by their terms apply or are to be performed in whole or in part after the Closing and the remedies that may be available under Section 11.10 of the Business Combination Agreement.

Conditions to Closing

General Conditions

The obligation of the parties to consummate the Proposed Transactions is conditioned on the satisfaction or waiver (where permissible) by SAMA and the Company of the following conditions:

(a)	The Company Required Approval of the Company Arrangement Resolution will have been approved at the Company Meeting in accordance with the Interim Order and applicable Law and a certified copy of such Company Arrangement Resolution will have been delivered to SAMA.

(b)	The proposals set forth in the Proxy Statement/Prospectus will have been approved and adopted by the requisite affirmative vote of SAMA’s stockholders.

(c)	The Interim Order and the Final Order will have each been obtained on terms consistent with the Business Combination Agreement, and will have not been set aside or modified in a manner unacceptable to either the Company or SAMA, each acting reasonably, on appeal or otherwise.

(d)	No Governmental Authority of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Transactions illegal or otherwise prohibiting consummation of the Proposed Transactions.

(e)	All required filings under the applicable Antitrust Laws, if any, will have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Proposed Transactions under applicable Antitrust Laws will have expired or been terminated, if any, and any pre-closing approvals or clearances reasonably required thereunder will have been obtained.

(f)	The Form S-4 will have become effective under the Securities Act prior to the mailing of the Proxy Statement/Prospectus by SAMA to its stockholders and the Canadian Information Circular to the Company Shareholders, and no stop order or proceedings seeking a stop order will have been initiated by the SEC and not withdrawn.

(g)	Arrangement Dissent Rights will not have been exercised (and not withdrawn) with respect to more than 10% of the issued and outstanding Company Shares.

(h)	The Holdco Common Shares and Holdco Warrants issuable under Article III of the Business Combination Agreement and the Holdco Common Shares that will become issuable upon the exercise of the Holdco Warrants will have been approved for listing on Nasdaq, subject to official notice of issuance.

(i)	The D&O Tail Policies and the Holdco D&O Policy will have been bound and effective on or prior to the Closing.

SAMA Conditions to Closing

The obligations of SAMA to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing by SAMA of the following additional conditions:

(a)	(i) The (A) representations and warranties of the Company contained in Section 4.03(a) (Capitalization) will be true and correct in all respects as of the Closing Date as though made at and as of the Closing Date except for de minimis errors therein (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date) and (B) representations and warranties of the Company contained in Section 4.01(a) (first sentence) (Organization and Qualification; Subsidiaries), Section 4.02 (last sentence) (Governance Documents), Section 4.04 (Authority Relative to This Agreement), Section 4.08(c) (Absence of Certain Changes or Events), Section 4.26 (Brokers) and each representation and warranty in Article IV of the Business Combination Agreement that is qualified by “Company Material Adverse Effect” or any similar limitation set forth therein will be true and correct in all respects as of the Closing Date as though made on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date). (ii) Each representation and warranty of the Company contained in the Business Combination Agreement (other than those referred to in clause (i) of Section 9.02(a) of the Business Combination Agreement) will be true and correct (without giving effect to any limitation as to “material”, “in all material respects” any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b)	The Company will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Merger Effective Time.

(c)	The Company will have delivered to SAMA a certificate, dated the date of the Closing, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 9.02(a), 9.02(b) and 9.02(d) of the Business Combination Agreement.

(d)	The Company will have caused Ecomedics to deliver to SAMA a certificate, dated the date of the Closing, signed by an officer of Ecomedics, certifying the accuracy of certain factual statements as to the history and historic business activities of Ecomedics in the form attached to the Business Combination Agreement as Schedule 9.02(d).

(e)	Since the date of the Business Combination Agreement, no Company Material Adverse Effect will have occurred.

(f)	Holdco will have delivered, or cause to be delivered, the Investors’ Rights Agreement duly by Holdco.

(g)	The Chief Executive Officer of the Company and Holdco will have executed an amended and restated employment agreement.

(h)	The Eagle Share Exchange will have been completed immediately prior to the Arrangement Effective Time.

The Company, Holdco and Merger Sub Conditions to Closing

The obligations of the Company, Holdco and Merger Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing by the Company of the following additional conditions:

(a)	(i) The (A) representations and warranties of SAMA contained in Section 5.03(a) (Capitalization) will be true and correct in all respects as of the Closing Date as though made at and as of the Closing Date except for de minimis errors therein (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date) and (B) representations and warranties of SAMA, contained in Section 5.01(a) (first sentence) (Corporate Organization), Section 5.02 (last sentence) (Certificate of Incorporation and By-laws), Section 5.04 (Authority Relative to this Agreement), Section 5.08(b) (Absence of Certain Changes or Events), Section 5.16 (Brokers), Section 5.18 (SPAC Trust Fund) and each representation and warranty in Article V of the Business Combination Agreement that is qualified by “SPAC Material Adverse Effect” or any similar limitation set forth therein will be true and correct in all respects as of the Closing as though made on the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date). (ii) Each representation and warranty of SAMA contained in the Business Combination Agreement (other than those referred to in clause (i) of Section 9.03(a) of the Business Combination Agreement) will be true and correct (without giving effect to any limitation as to “material”, “in all material respects” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a SPAC Material Adverse Effect.

(b)	SAMA, Holdco and Merger Sub will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Merger Effective Time.

(c)	SAMA will have delivered to the Company a certificate, dated the date of the Closing, signed by the President of SAMA, certifying as to the satisfaction of the conditions specified in Sections 9.03(a)(i), 9.03(b), 9.03(d) and 9.03(f) of the Business Combination Agreement.

(d)	Since the date of the Business Combination Agreement, no SPAC Material Adverse Effect will have occurred.

(e)	On or prior to the Closing, SAMA will deliver to the Company a properly executed certification that the shares of SAMA common stock are not “United States real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS (which will be filed by SAMA with the IRS following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations.

(f)	After giving effect to the Redemption and payments related thereto, SAMA will have at least an aggregate of $60,000,000 of cash held either in or outside the Trust Account, including the aggregate amount of any proceeds from any PIPEs consummated prior to, or as of, the Closing.

(g)	Other than the director nominated by SAMA prior to the Closing who the parties will have identified as a continuing director, all members of SAMA’s board of directors will have executed written resignations effective as of the Merger Effective Time.

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Arrangement Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the Company or SAMA, as follows:

(a)	by mutual written consent of SAMA and the Company;

(b)	by either SAMA or the Company if the Arrangement Effective Time will not have occurred prior to December 31, 2020 (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated under Section 10.01(b) of the Business Combination Agreement by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein and such breach or violation is the principal cause of the failure of a condition set forth in Article IX of the Business Combination Agreement on or prior to the Outside Date;

(c)	by either SAMA or the Company if any Governmental Authority of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling which has become final and nonappealable and has the effect of making consummation of the Proposed Transactions illegal or otherwise preventing or prohibiting consummation of the Proposed Transactions;

(d)	by either SAMA or the Company if any of the proposals set forth in the Proxy Statement/Prospectus will fail to receive the requisite vote for approval at SAMA’s special meeting of stockholders;

(e)	by SAMA if the Company Board has withdrawn or modified in any manner adverse to SAMA its approval or recommendation of the Proposed Transactions or the Business Combination Agreement;

(f)	by SAMA if the Company Required Approval will not have been obtained at the Company Meeting in accordance with the Interim Order and applicable Law;

(g)	by SAMA upon a breach of any representation, warranty, covenant or agreement on the part of the Company, Holdco or Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of the Company will have become untrue, in either case such that the conditions set forth in Sections 9.02(a) and 9.02(b) of the Business Combination Agreement would not be satisfied (“Terminating Company Breach”); provided that SAMA has not waived such Terminating Company Breach and SAMA is not then in material breach of any of its representations, warranties, covenants or agreements in the Business Combination Agreement; provided further that, if such Terminating Company Breach is curable by the Company, SAMA may not terminate the Business Combination Agreement under Section 10.01(g) of the Business Combination Agreement unless such breach remains uncured 30 days after written notice of such breach is provided by SAMA to the Company;

(h)	by the Company upon a breach of any representation, warranty, covenant or agreement on the part of SAMA set forth in the Business Combination Agreement, or if any representation or warranty of SAMA will have become untrue, in either case such that the conditions set forth in Sections 9.03(a) and 9.03(b) of the Business Combination Agreement would not be satisfied (“Terminating SAMA Breach”); provided that the Company has not waived such Terminating SAMA Breach and the Company is not then in material breach of any of its representations, warranties, covenants or agreements in the Business Combination Agreement; provided, however, that, if such Terminating SAMA Breach is curable by SAMA, the Company may not terminate the Business Combination Agreement under Section 10.01(h) of the Business Combination Agreement unless such breach remains uncured 30 days after written notice of such breach is provided by the Company to SAMA; or

(i)	by SAMA, if there will have occurred a Company Material Adverse Effect.

In the event that the Business Combination Agreement is terminated in accordance with Section 10.01 of the Business Combination Agreement, all Transaction Expenses incurred in connection with the Business Combination Agreement, the ancillary agreements including the Shareholder Support Agreement, the Transaction Support Agreement, the Investors’ Rights Agreement, the Warrant Amendment and the Proposed Transactions will be paid by the party incurring such Transaction Expenses, except for Shared Transaction Expenses, which will be borne equally between SAMA and the Company. If the Proposed Transactions are consummated, subject to Section 3.01(a) of the Business Combination Agreement, Holdco will bear the reasonable and documented Transaction Expenses of all of the parties.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SAMA, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by SAMA, the Company, Holdco and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about SAMA, the Company, Holdco and Merger Sub.

Shareholder Support Agreement

On July 25, 2020, concurrently with the execution of the Business Combination Agreement, SAMA, Holdco and certain shareholders of the Company holding approximately 41.0% of the issued and outstanding voting securities of the Company on a fully-diluted and as-converted basis (“Key Company Shareholders”) entered into the Shareholder Support Agreement, pursuant to which among other things, the Key Company Shareholders agreed to vote their Company Shares in favor of the Business Combination Agreement, the Plan of Arrangement, the Arrangement, the Company Arrangement Resolutions and the Proposed Transactions. The Key Company Shareholders include all the Company Shareholders that are executive officers, directors, affiliates, founders and their family members, and holders of 5% or more of the outstanding voting Company Shares. Additionally, the Key Company Shareholders are subject to a restriction on sales and transfers, subject to customary exceptions, of their Company Shares and Holdco Common Shares commencing on the effective date of the Form S-4 and ending one year following the Closing Date; provided, that, following the Closing Date, if the closing trading price of the Holdco Common Shares is greater than $12.50 for any 20 out of any 30 consecutive trading days following the 180th day after the Closing Date, then such restrictions on the Key Company Shareholders will not apply.

The obligations relating to voting shares in support of the Business Combination Agreement and the Plan of Arrangement under the Shareholder Support Agreement will terminate at the Closing or termination of the Business Combination Agreement, except if a Company Acquisition Proposal is publicly announced or becomes publicly known prior to or on the date of termination of the Business Combination Agreement, then the Shareholder Support Agreement and the obligations of the Key Company Shareholder relating to voting shares in support of the Business Combination Agreement and the Plan of Arrangement terminate 90 days following termination of the Business Combination Agreement.

The foregoing description of the Shareholder Support Agreement is qualified in its entirety by reference to the full text of the form of Shareholder Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Transaction Support Agreement

On July 25, 2020, concurrently with the execution of the Business Combination Agreement, Sponsor, the Company, Holdco and SAMA entered into the Transaction Support Agreement, pursuant to which, among other things:

(a)	Sponsor and SAMA agreed to take all actions necessary to cause the Escrow Agreement Amendment to be entered into and at or after the Closing and Sponsor and SAMA agree to use reasonable best efforts to cause Continental Stock Transfer & Trust Company (“Continental”) and the other parties to the Escrow Agreement entered into in connection with SAMA’s initial public offering to take all actions necessary to give effect to the actions contemplated by the Escrow Agreement Amendment;

(b)	certain persons in accordance with the directions of the Holdco Board (or any committee or officer designated thereby) (the “Earnout Shareholders”) are eligible to receive up to 1,800,000 Holdco Common Shares, in the form of an earnout, and such Holdco Common Shares will be issued to the Earnout Shareholders as follows: (A) 900,000 Holdco Common Shares will be issued to the Earnout Shareholders if the closing price of the Holdco Common Shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the Closing; and (B) 900,000 Holdco Common Shares will be released to the Earnout Shareholders if the closing price of the Holdco Common Shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the Closing;

(c)	Sponsor is subject to a restriction on sales and transfers, subject to customary exceptions, of its SAMA common stock and Holdco Common Shares commencing on the effective date of the Form S-4 and ending one year following the Closing Date; provided, that, following the Closing Date, if the closing trading price of the Holdco Common Shares is greater than $12.50 for any 20 out of any 30 consecutive trading days following the 180th day after the Closing Date, then such restrictions on Sponsor will not apply; and

(d)	Holdco Common Shares held by Sponsor and the independent directors of SAMA will be released from escrow to Sponsor and the independent SAMA directors as follows: (A) 1,565,000 Holdco Common Shares will be released to Sponsor and 60,000 Holdco Common Shares will be released to the independent SAMA directors at the earlier of: (x) one year following the Closing or (y) the date on which the closing price of the Holdco Common Shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period after the Closing; (B) 812,500 Holdco Common Shares will be released to Sponsor if the closing price of the Holdco Common Shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the Closing; and (C) 812,500 Holdco Common Shares will be released to Sponsor if the closing price of the Holdco Common Shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the Closing. In the case of (B) and (C) above, if the price per Holdco Common Share targets have not been exceeded by the expiration dates in accordance with the terms of the Transaction Support Agreement, then such Holdco Common Shares will be released to Holdco for cancellation.

The foregoing description of the Transaction Support Agreement is qualified in its entirety by reference to the full text of the Transaction Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Investors’ Rights Agreement

In connection with the Proposed Transactions, Holdco and certain SAMA stockholders will enter into the Investors’ Rights Agreement, pursuant to which, among other things, (i) so long as the Minimum Holding Condition (as defined in the Investors’ Rights Agreement) is satisfied, the SPAC Majority Holders (as defined in the Investors’ Rights Agreement) will have the right to nominate one (1) director to the Holdco Board (and such nominee will also serve on the compensation committee of the Holdco Board until the earliest of: (A) the Minimum Holding Condition ceasing to be satisfied, (B) such nominee’s death, disability, disqualification, resignation or removal and (C) the Company’s first annual election of directors); (ii) if (A) at the time of the Closing, the size of the Holdco Board is composed of five (5) or fewer directors, (B) Holdco proposes for the number of directors comprising the Holdco Board to be greater than five (5) directors and (C) at the time Holdco makes such proposal, the Minimum Holding Condition is satisfied, then prior to the nomination (or, if there is no nomination, the appointment) of a sixth individual to the Holdco Board, the SPAC Majority Holders will have the right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the nomination (or, if there is no nomination, the appointment) of such additional director; provided, however, that such right to consent to such additional director will expire upon an additional director becoming a member of the Holdco Board in accordance with the requirements of the Investors’ Rights Agreement; and (iii) certain SAMA stockholders will be entitled to customary registration rights for their respective Holdco Common Shares.

The foregoing description of the Investors’ Rights Agreement is qualified in its entirety by reference to the full text of the form of Investors’ Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Warrant Amendment

In connection with the Proposed Transactions, SAMA, Holdco and Continental, as warrant agent, will enter into the Warrant Amendment in connection with the Closing, pursuant to which, as of the Merger Effective Time, (a) each SAMA warrant that is outstanding immediately prior to the Merger Effective Time will no longer represent a right to acquire one (1) share of SAMA common stock and will instead represent the right to acquire one (1) Holdco Common Share under the same terms as set forth in the Existing Warrant Agreement (as defined in the Warrant Amendment) and (b) SAMA will assign to Holdco all of SAMA’s right, title and interest in and to the Existing Warrant Agreement and Holdco will assume, and agree to pay, perform, satisfy and discharge in full, all of SAMA’s liabilities and obligations under the Existing Warrant Agreement arising from and after the Merger Effective Time.

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the full text of the form of Warrant Amendment, a copy of which is included as Exhibit E to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Proposed Transactions, the Form S-4 is expected to be filed by Holdco with the SEC that will include a proxy statement of SAMA that will also constitute a prospectus of Holdco. The definitive Proxy Statement/Prospectus and other relevant documents will be mailed to SAMA’s stockholders. SAMA, the Company and Holdco urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the preliminary Proxy Statement/Prospectus, and amendments thereto, and the definitive Proxy Statement/Prospectus, as well as other documents filed with the SEC, because these documents will contain important information about SAMA, the Company, Holdco and the Proposed Transactions. Such persons can also read SAMA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of SAMA’s officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The definitive Proxy Statement/Prospectus will be mailed to SAMA’s stockholders as of a record date to be established for voting on the Proposed Transactions. SAMA’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Schultze Special Purpose Acquisition Corp., 800 Westchester Avenue, Suite 632, Rye Brook, New York 10573. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

SAMA, the Company, Holdco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SAMA’s stockholders in connection with the Proposed Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of SAMA’s directors and executive officers in SAMA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 10, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SAMA’s stockholders in connection with the Proposed Transactions will be set forth in the Proxy Statement/Prospectus for the Proposed Transactions when available. Information concerning the interests of SAMA’s and the Company’s participants in the solicitation, which may, in some cases, be different than those of SAMA’s and the Company’s equity holders generally, will be set forth in the Proxy Statement/Prospectus relating to the Proposed Transactions when it becomes available.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SAMA, Holdco or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; the inability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by SAMA stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the Proposed Transactions; costs related to the Proposed Transactions; expectations with respect to future operating and financial performance and growth, including when the Company will become cash flow positive; the timing of the completion of the Proposed Transactions; the Company’s ability to execute its business plans and strategy and to receive regulatory approvals; potential litigation involving the parties; global economic conditions; geopolitical events, natural disasters, acts of God and pandemics, including, but not limited to, the economic and operational disruptions and other effects of COVID-19; regulatory requirement and changes thereto; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC. Other factors include the possibility that the Proposed Transactions do not close, including due to the failure to receive required security holder approvals, the failure to obtain an extension of the business combination deadline if sought by SAMA or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in SAMA’s most recent filings with the SEC and will be contained in the Form S-4, including the Proxy Statement/Prospectus expected to be filed in connection with the Proposed Transactions described above. All subsequent written and oral forward-looking statements concerning SAMA, the Company or Holdco, the transactions described herein or other matters and attributable to SAMA, the Company, Holdco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of SAMA, the Company and Holdco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of July 25, 2020, by and among Schultze Special Purpose Acquisition Corp., Clever Leaves Holdings Inc., Novel Merger Sub Inc. and Clever Leaves International Inc.
10.1	Form of Shareholder Support Agreement.
10.2	Transaction Support Agreement, dated as of July 25, 2020, by and among Schultze Special Purpose Acquisition Sponsor, LLC, Clever Leaves International Inc., Clever Leaves Holdings Inc. and Schultze Special Purpose Acquisition Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

By:	/s/ George J. Schultze
Name:	George J. Schultze
Title:	Chief Executive Officer

Date: July 29, 2020